Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Emalogic Software Ltd. (“Emalogic”) [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilities excluding cash acquired	$ (1,847)
Intangible assets	3,006
Deferred taxes	(692)
Liabilities in respect of business combinations	(443)
Non-controlling interests	(749)
Goodwill	4,619
Total consideration, net of acquired cash	$ 3,894